Exhibit 99.1

Radiopharmaceutical R&D Update May 28, 2025

Disclaimer Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995 . The forward - looking statements involve substantial risks and uncertainties . All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management and expected market growth are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “goal,” “objective,” “guidance,” “aim,” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . Such statements include, but are not limited to, statements about pre - clinical and clinical data, regulatory matters, clinical trial timing and plans, the achievement of clinical and commercial milestones, the potential benefits of the Company’s programs and product candidates, and other statements that are not historical facts . Our product candidates and related technologies are novel approaches to cancer treatment that present significant challenges . Actual results may differ materially from those indicated by such forward - looking statements as a result of various factors, including but not limited to : risks associated with our financial condition and need for additional capital ; the risk that actual results of the Company’s business unit realignment will not be as expected ; risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials including if we encounter difficulties enrolling patients in our clinical trials ; the risks of delays in FDA and/or EU approval of our drug candidates or failure to receive approval ; the risks related to commercializing any approved new pharmaceutical product including the rate and degree of market acceptance of our product candidates ; development of our sales and marketing capabilities and risks associated with failure to obtain sufficient reimbursement for our products ; risks related to our dependence on third parties including for conduct of clinical testing and product manufacture ; our ability to enter into collaboration or other arrangements with partners ; risks associated with protection of our intellectual property rights ; risks associated with macroeconomic conditions, including the conflict between Russia and Ukraine and Israel and Hamas and sanctions related thereto, international trade policies, including tariffs and trade restrictions, inflation, increased interest rates, uncertain global credit and capital markets and disruptions in banking systems ; and other risks and uncertainties affecting the Company including those described in the "Risk Factors" section included in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2024 and our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2025 , in addition to other reports the Company files from time to time with the Securities and Exchange Commission . Any forward - looking statements contained in this presentation speak only as of the date hereof, and the Company undertakes no obligation to update any forward - looking statement, whether as a result of new information, future events or otherwise . 2

Today’s Presenters Mike Rossi President and Chief Executive Officer Natalie Tucker SVP, Radiopharmaceutical Business Unit Head Norman LaFrance, MD Chief Medical and Development Officer 3 Additional Team Members Available During Q&A

Y - mAbs is a Commercial Biopharmaceutical Company with Two Distinct Business Units: DANYELZA and Radiopharmaceuticals 4 DANYELZA RADIOPHARMACEUTICALS

Our VISION for GROWTH 5 Deliver on Promise of Radiopharmaceuticals with Minimal O ff - Target E ffects Fully Operational Theranostic Platform Proprietary Radiohaptens Enabling Multiple Isotope Modularity Investment Favors Development, NOT CAPEX Physician Participation Along the Treatment Journey

We are Positioned to Potentially Disrupt the Existing Approach to Radiopharmaceuticals by Addressing Key Obstacles that Limit Commercial Utilization Leverage Existing Infrastructure • Assembly occurs in vivo • Reduced COGS and overhead Patient - Centric Targeting • Modular design enables isotope flexibility • Dosing scalability Enhance Physician Participation • Allows for surround sound participation from Oncologist and RadOnc /NM Improved Patient Safety • Potential for optimal therapeutic dose with minimal toxicity 6

Radiopharmaceuticals: Multiple Potential High Value Inflection Points Anticipated Ahead

Increasing commitment, capabilities, and leadership in Radiopharmaceuticals

2024

- ☑ Increased organizational focus on Radiopharmaceuticals
- ☑ New Executive Team appointed with deep Radiopharma expertise

2025

- ☑ Realignment into two business units: DANYELZA and Radiopharmaceuticals
- ☑ CD38-SADA FPI in 1H 2025
- ☑ **GD2-SADA Trial 1001 Part A Data Readout**
- ☐ GD2-Diagnostic IND Submission in 2H 2025

2026

- ☐ GD2-Diagnsotic FPI 1H 2026
- ☐ GD2-SADA 1001 IND Amendment* 1H 2026
- ☐ Initiate GD2-SADA Bridge Study with new Radiohapten in 1H 2026
- ☐ **Trial 1001 Bridge Study Data Readout with new Radiohapten in 2H 2026**

2027

- ☐ Initiate Dose Escalation Study (Trial 1001, Part B) in 1H 2027
- ☐ Initiation of GD2-SADA Pediatric Study (Trial 1002) in 1H 2027
- ☐ **GD2-SADA Pediatric Trial (Trial 1002) Data Readout in 2H 2027**
- ☐ **GD2-SADA Dose Escalation Study (Trial 1001, Part B) Data Readout in 2H 2027**
- ☐ **NEW TARGET: IND submission (mCRC) in 1H 2027**
- ☐ **NEW TARGET: FPI New Therapeutic (mCRC) 2H 2027**

* New IND vs Amendment pending FDA feedback; recommendation for new IND may incur delay of 2-3 months

Y-mAbs Therapeutics, Inc.
7

8 Today’s Agenda: Three Key Radiopharmaceutical Updates 1. Trial 1001 Part A – Complete 2. Key Learnings from Molecule Optimization Studies 3. Expanded Development Pipeline Y - mAbs Development

9 Recent Insights Will Be Scaled Across the Platform 1 Met primary objective demonstrating GD2 - SADA - 177 Lu - DOTA is safe and well tolerated 2 GD2 - SADA PK was predicted and with close interpatient cohort repeatability 3 Identified opportunities to streamline study designs and improve operations to accelerate future trials 4 Study insights will benefit entire platform and support strategic advancement of high - value targets

10 Today’s Agenda: Three Key Radiopharmaceutical Updates 1. Trial 1001 Part A – Complete 2. Key Learnings from Molecule Optimization Studies 3. Expanded Development Pipeline Y - mAbs Development

GD2 - SADA Trial 1001 Phase 1 Clinical Trial Background 11

12 Cohort 6 Cohort 5 Cohort 4 Cohort 3 Cohort 2 Cohort 1 1 mg/kg 1 mg/kg 3 mg/kg 1 mg/kg 0.3 mg/kg 0.3 mg/kg GD2 - SADA 3 4 5 5 2 5 Interval (days) • Primary : Establish safety of GD2 - SADA • Secondary : Evaluate dosimetry, PK, and immunogenicity profiles of GD2 - SADA - 177 Lu - DOTA • HR - NB (≥16 y.o .) • SCLC (aged ≥18 y.o .) • Sarcoma (aged ≥16 y.o .) • Melanoma (aged ≥18 y.o .) Key Eligibility Criteria • Recurrent or refractory metastatic solid tumors • Measurable/evaluable disease • ECOG 0 or 1 • Adequate liver, renal, and hematological function and no serious intercurrent illness • No prior systemic treatment within 3 wks of 1 st dose Eligible Indications Cohort Design (7 clinical trial sites) GD2 - SADA Phase 1 Trial 1001, Part A: Study Objectives and Design Objectives Trial 1001 Details Part A

Part A Treatment Regimen Was Based on Tumors Selected by CT and Included an Imaging Stage Followed by a Treatment Stage



Imaging Stage: Tumor Uptake, PK, Dosimetry Assessment
Therapeutic Stage: 100 or 200 mCi ^{177}Lu-DOTA
Varying clearance interval of 2-5 days
Positive tumor uptake
Pre-Imaging
Lesion selection via CT scan (up to 5 selected)
Day 1
GD2-SADA Protein 0.3, 1.0, or 3.0 mg/kg
Day 3+
^{177}Lu-DOTA 30 mCi
Nuclear Imaging
Determination of tumor uptake (in 5 prev. selected)
Day 15+
GD2-SADA (same concentration) and ^{177}Lu-DOTA (100 or 200 mCi) with same clearance interval
Blood was collected at serial timepoints to assess GD2-SADA and ^{177}Lu-DOTA PK and GD2-SADA immunogenicity

Y-mAbs Therapeutics, Inc. 13

Patient Demographics 14

15 A Total of 22 Patients Were Treated with the GD2 - SADA - 177 Lu - DOTA Complex Patients screened 31 Screen failures ( i. e., no measurable disease, lab values out of inclusion and serious intercurrent illness) 8 Withdrawal from study post Grade 3 AE after first GD2 - SADA protein dose 1 No tumor uptake per protocol 13 Patients Included Withdrawal from study (i.e.. disease - related death, moved to different treatment) 2 Safety Analysis Set Patients Excluded Enrollment Flow Chart Enrolled 23 Received GD2 - SADA Protein 23 Received 177 Lu - DOTA (30 mCi) 22 Positive tumor uptake per protocol 9 Received GD2 - SADA and 177 Lu - DOTA (100 or 200 mCi) 7 Patients completed Day 43 blood draw 5 Imaging Set Source Program: t_disp.sas - output: t_disp.rtf - executed: 26FEB2025

16 Patients Were Heavily Pretreated and Similarly Distributed Across Cohorts Program: t_demog.sas - output: t_demog.rtf - executed: 24APR2025 – data cutoff 22APR2025 N: Number of patients, BMI: Body mass index, ECOG: Eastern Cooperative Oncology Group Performance Status Scale, SCLC: Small - Cell Lung Cancer Non - Target lesions defined per RESIST Protocol 23 patients (safety set) Patient Snapshot: • Female: 11 (47.8%) • Male: 12 (52.2%) • Age (yrs): 47.7 (16 – 76) • Weight (kg): 81.5 (46.1 – 128 • BMI: 28.1 (19.6 – 38.9) • ECOG: 0 (43.5%) 1 (56.5%) Metastatic Sites: • Liver • Bone • Lung • Brain # of Tumor Lesions: • Target lesions: Avg. 3.1 (range: 1 – 5) Tumor Lesion Size: • Avg. diameter per lesion: 30.8 mm (range: 10 – 126) Prior Treatments: • Radiotherapy: 78.3% • Surgery: 95.7% • Chemo: 78.3% • ImmunoTx : 52.2% Prior Treatment Lines: • 3.7 (range: 1 – 9)

17 9 Patients in the Imaging Stage Showed Positive Tumor Uptake Per Protocol Design and Were Eligible for Treatment Stage Overview of patients who showed tumor uptake Cohort 6 (3 - day interval) Cohort 6 (3 - day interval) Cohort 6 (3 - day interval) Cohorts 5 (4 - day interval) Cohort 4 (5 - day interval) Cohort 3 (5 - day interval) Cohort 3 (5 - day interval) Cohort 3 (5 - day interval) Cohort 2 (2 - day interval) Melanoma Uveal Melanoma Melanoma Uveal Melanoma Leyomyosarco ma Uveal Melanoma Synovial Sarcoma Osteosarcoma Osteosarcoma Diagnosis 1.0 1.0 1.0 1.0 3.0 1.0 1.0 1.0 0.3 Dose level (mg/kg) Yes Yes Yes Yes Yes Yes Yes Yes Yes Tumor uptake Tumor Uptake by Tumor Type (N = 22) 4/11 (2/3) Sarcoma All (Osteosarcoma) 5/8 Melanoma 0/1 Small Cell Lung Cancer (SCLC) 0/2 Neuroblastoma (NB)* Data cut as of January 6, 2025. These early results are not complete and are not necessarily indicative of the full results o r u ltimate success of the SADA trials or the SADA development program which is in early development with no guaranty of approval. * Neuroblastoma patients were >16 years old, per protocol with prior GD2 treatments

Safety Summary 18

19 Safety Summary : Part A was Safe and Well - Tolerated Across Both GD2 - SADA and 177 Lu - DOTA Administrations • No AE trends across all dosing cohorts • No DLTs or treatment - related serious adverse events • Treatment related adverse events were mostly CTCAE grade 1 (70%) and 2 (27.5%) • ADA did not show conclusive evidence of immunogenicity safety risks • Most adverse events were lymphocyte count decrease, nausea, and constipation • Most related adverse events were nausea and chills • No dose - dependent trends related to GD2 - or radiation - related adverse events • Two patients reported a total of 3 AEs of Special Interest (AESI) • One non - serious related event (pain) • Two non - related events attributed to disease progression (liver enzymes) 1 2 3 AE: A dverse event , TEAE: Treatment - emergent adverse event , CTCAE: Common terminology criteria for adverse events SAE: Serious adverse event, AESI: Adverse event of special interest, DLT: Dose - limiting toxicity, ADA: Anti - drug antibodies Related AEs are either 'Possibly' or 'Probably' related to trial drug AE DLT SAE TEAE ADA AESI

20 Manageable Safety Profile: No DLTs, No Treatment - related SAEs 0 3 8 16 123 128 0 1 0 1 40 40 0 20 40 60 80 100 120 140 DLT AESI SAE Grade 3+ Any TEAE Any AE Number of Events Adverse Event Type Related AE All AE TEAE: Treatment - emergent adverse event Grade 3+: Common terminology criteria for adverse events (CTCAE) Grade 3 or higher SAE: Serious adverse event AESI: Adverse event of special interest DLT: Dose - limiting toxicity Related AEs are either 'Possibly' or 'Probably' related to trial drug Program: t_ae.sas - output: t_ae.rtf - executed: 24APR2025 - data cutoff: 22APR2025

21 Nausea, Chills Were the Most Common Related Adverse Events 0 1 2 3 4 5 6 7 8 9 10 Nausea Lymphocyte count decreased Constipation Abdominal pain Arthralgia Back pain Chills Hypoalbuminaemia Hyponatraemia Pain in extremity Decreased appetite Fatigue TEAEs with a total frequency ≥ 10% N E 2 2 2 2 2 2 2 3 4 Pain in extremity Lymphocyte count decreased Hypophosphataemia Hot flush Headache Fatigue Arthralgia Chills Nausea Related AEs observed in ≥2 Patients N Grades 1 and 2 Grade 1 Grade 1 Grade 1 Grade 1 Grade 1 Grades 1and 2 Grade 2 Grades 1 and 2 Program: t_ae_soc.sas - output: t_ae_soc_teae.rtf - executed: 24APR2025 - data cutoff: 22APR2025 N: Number of patients experiencing the event at least once, E: Total number of reports of the event PT: Preferred term, TEAE: Treatment - emergent adverse event Note: Related AEs are either 'Possibly' or 'Probably' related to trial drug

No Dose-Dependent AE Trends as Seen With GD2 Therapies or Radiopharmaceuticals; AESI Were Non-Serious

3 Adverse Events of Special Interest (AESI) in 2 Patients



Patient 1, AESI 1: Abdominal Pain	
Cohort #	4: 3 mg/kg, 5-day interval
History	History of cancer pain prior to GD2-SADA treatment and received concomitant medication to manage pain; also hx of diarrhea and nausea
Presentation	Grade 3 abdominal pain day of 1st infusion
Outcomes	• Pain was non-serious and the patient recovered on the same day • Patient withdrew from study and did not receive ^{177}Lu-DOTA during the Imaging Stage
Conclusion	With only one occurrence of related abdominal pain and no rechallenge, *more evidence would be needed to draw any definitive safety conclusions*



Patient 2, AESIs 2 & 3: Liver Function	
Cohort #	5: 1 mg/kg, 4-day interval
History	Hx of elevated liver enzymes
Presentation	Elevated liver enzymes at enrollment and 1st infusion reaching grade 3 at end of treatment visit
Outcomes	ALT and AST values remained high despite end of treatment
Conclusion	Both AESIs were serious and not recovered but not related to study drug and related to disease progression

AESI: Adverse event of special interest predefined per protocol
AST: Aspartate Transaminase [normal range 5 – 34U/L]
ALT: Alanine Transaminase [normal range 0 – 55U/L]
Bilirubin [normal range 0 – 1.4mg/dL]
Related AEs are either 'Possibly' or 'Probably' related to trial drug

Y-mAbs Therapeutics, Inc.

22

GD2 - SADA Pharmacokinetics (PK) 23

Pharmacokinetics of GD2-SADA Outline the Optimal Clearance Interval for Maximum Tumor-to-Kidney Ratio

Preclinical Model


GD2-SADA concentration µg/mL)
1'000
100
10
1
0.1
0
24
48
72
96
120
144
168
Time (hours)
Species
Mouse
Human
Dose (mg/kg)
0.3
1
3
3.2
8
10
24

Source: "Preclinical and Translational Pharmacokinetics of GD2-SADA, a Self-Assembling and Disassembling (SADA) Bispecific Fusion Protein for Pretargeted Radioimmunotherapy (PRIT)", B.H. Santich et. al., SNMMI, Nov. 2024

Key Takeaways

- **Allometric scaling** was used to model human GD2-SADA PK based on preclinical data
- **GD2-SADA blood trough was identified preclinically**, i.e., lowest amount of GD2-SADA in blood prior to ^{177}Lu-DOTA (≤1 ug/mL)
- **Key Learning for Trial:** Trough drives toxicity for SADA platform; similar to historic measurement of aminoglycoside trough to avoid renal toxicity

Y-mAbs Therapeutics, Inc.
24

25 GD2 - SADA Pharmacokinetics are Dose Dependent and Predictably Follow Modeling Source: Trial: Y - mAbs 1001 DMC. 06May2025 Note: Serum levels of GD2 - SADA were measured over time N=22: One patient who withdrew prior to 177 Lu - DOTA administration did not continue with PK sampling • The initial concentration of administered GD2 - SADA Protein correlated with the amount of GD2 - SADA in serum at the Cmax and over time (AUC) • PK highly reproducible when looked at on a per patient basis by cohort Illustrative 1001 GD2 - SADA PK in Serum (n=2 2 ) SADA PK Key Takeaways GD2 - SADA Concentration (ug/mL) Pharmacokinetic Profiles (Safety Analysis Set) GD2 - SADA Concentration (ug/mL) Time Time Since First Dose of GD2 - SADA (hours) Trial: Y-mAbs 1001 DMC. Program: f_pk_sada2.sas - output: f_pk_sada2.rtf - executed: 06MAY2025 0 h o u r s 2 4 h o u r s 4 8 h o u r s 7 2 h o u r s 9 6 h o u r s 1 2 0 h o u r s 1 6 8 h o u r s 1 9 2 h o u r s 2 1 6 h o u r s Time since first dose of GD2-SADA 0 10 20 30 40 50 60 70 80 90 100 G D 2 - S A D A C o n c e n t r a t i o n ( u g / m L ) Cohort 6Cohort 5Cohort 4Cohort 3Cohort 2Cohort 1Cohort: 100 90 80 70 60 50 40 30 20 10 0 0 24 48 72 96 120 168 192 216

26 Dose Normalized GD2 - SADA PK Displayed Proportional Cmax and Clearance Rates over Three Administered Dose Concentrations Source: Trial: Y - mAbs 1001. f_median_sada.rtf - 05May2025 Note: Serum levels of GD2 - SADA were measured over time, normalized by mg/kg of GD2 - SADA protein Time (hours) GD2 - SADA PK – Dose Normalized • When normalized by dose, all protein concentrations tested showed similar clearance rates over time • GD2 - SADA PK provides a predictable roadmap for tailoring clearance interval prior to isotope administration to maximize therapeutic index Key Takeaways Total GD2 - SADA (ug/mL)/(mg/kg) Illustrative SADA PK GD2 - SADA Concentration (ug/mL) Time 0.1 0.3 1 3 10 30 T o t a l G D 2 - S A D A ( u g / m L ) / ( m g / k g ) 24 48 72 96 120 Nominal Time (Hours) 310.3Dose (mg/kg): The error bars represent the geometric standard deviation Trial: Y-mAbs 1001 Program: f_pk4.sas - output: f_gm_sada.rtf - executed: 13MAY2025 0.1 0.3 1 3 10 30 24 48 72 96 120 Normal Time (hours) 0.1 0.3 1 3 10 30 T o t a l G D 2 - S A D A ( u g / m L ) / ( m g / k g ) 24 48 72 96 120 Nominal Time (Hours) 310.3Dose (mg/kg): The error bars represent the geometric standard deviation Trial: Y-mAbs 1001 Program: f_pk4.sas - output: f_gm_sada.rtf - executed: 13MAY2025

177 Lu - DOTA Pharmacokinetics (PK) 27

177 Lu - DOTA PK is a Function of the GD2 - SADA Protein Concentration and Clearance Interval Allowing the Optimization of Therapeutic Index 28 Note: Pre - dose GD2 - SADA concentration is assigned a value of 10, as it is 0 ng/mL for all included records • Higher concentrations of GD2 - SADA in serum correlate with higher radioactivity levels in serum • This effect can be leveraged and applied by extending intervals • Understanding of PK informs clearance interval to optimize therapeutic index Illustrative Hours Since First Dose of GD2 - SADA Log Concentration (ng/mL) GD2 - SADA Concentration followed by 177 Lu - DOTA Concentration by Cohort and Time (Safety Analysis Set) Tumor Site GD2 - SADA PK 177 Lu - DOTA PK 177 Lu - DOTA Key Takeaways GD2 - SADA PK and 177 Lu - DOTA PK

177 Lu - DOTA PK by Cohort Illustrates Dual Impact of GD2 - SADA Concentration and Clearance Interval 29 Note: Pre - dose GD2 - SADA concentration is assigned a value of 10, as it is 0 ng/mL for all included records 177 Lu - DOTA PK by Cohort (safety analysis set) 177 Lu - DOTA • Multiple protein doses over the same interval show GD2 - SADA higher protein concentration correlates with slower 177 Lu - DOTA clearance • Correlative results suggest effective binding of 177 Lu - DOTA to GD2 - SADA in vivo Illustrative Key Takeaways Tumor Site Log Geometric Mean Concentration (ng/mL) Hours After Start of 177 Lu - DOTA Administration Cohort 1 0.3 mg/kg, 5 Days Cohort 3 1.0 mg/kg, 5 Days Cohort 2 – 0.3 mg/kg, 2 days Cohort 6 – 1.0 mg/kg, 3 days Cohort 5 - 1.0 mg/kg, 4 Days Cohort 4 3.0 mg/kg, 5 Days

GD2 - SADA - 177 Lu - DOTA Dosimetry 30

Per Protocol, Tumor Uptake Was Restricted to Site Selected Target Lesions Identified via CT; Expanded Evaluation Included All Tumors

Per Protocol Evaluation

- ✓ Assessment of **up to 5 target lesions determined by CT** within 21 days prior to first GD2-SADA dose (measurable per RECIST 1.1)
- ✓ **Tumor uptake assessment conducted locally** 24 hours post ^{177}Lu-DOTA based on qualitative impression of contrast-to-noise ratio >3
- ✓ **Only target lesions deemed positive for uptake by the site were evaluated** for dosimetry

OLINDA/EXM® (dose-factor based, v1 FDA clearance 2004)

Expanded Evaluation

- ✓ Identify **all tumors (target and non-target),** leveraging data from **SPECT/CT**
- ✓ Conduct **organ dosimetry** and **tumor dosimetry on all tumors**

Torch® advanced dosimetry-guided radiopharmaceutical therapy assessment software (GPU-accelerated, Full Monte Carlo dose analysis, FDA 510(k) cleared 2021)

Next generation imaging provides more insight on heterogenous tumors

OLINDA/EXM 2.2 (Organ Level INternal Dose Assessment/EXponential Modeling), Hermes Medical Solutions

Y-mAbs Therapeutics, Inc.

31

32 Per Protocol Evaluation: 9 of 22 Patients Were Identified as Having Tumor Uptake Patient 021 Patient 019 Patient 018 Patient 016 Patient 011 Patient 009 Patient 008 Patient 005 Patient 003 6 6 6 5 4 3 3 3 2 Cohort 1.0 1.0 1.0 1.0 3.0 1.0 1.0 1.0 0.3 GD2 - SADA protein dose (mg/kg) 3 3 3 4 5 5 5 5 2 Clearance Interval (days) Melanoma Uveal Melanoma Melanoma Uveal Melanoma Leyomyo - sarcoma Uveal Melanoma Synovial Sarcoma Osteosarcoma Osteosarcoma Diagnosis NA* 0.32 Pending Analysis 0.19 0.07 - 0.12 0.07 0.10 0.03 - 0.05 0.27 - 0.39 Tumor (Gy) SPECT/CT 0.81 1.83 0.38 0.30 2.33 0.14 0.32 0.23 0.70 Kidney (Gy) 0.20 0.68 0.30 0.24 0.08 0.12 0.25 0.01 0.28 Spleen 0.02 0.07 0.01 0.03 0.02 0.01 0.03 0.01 0.04 Red Marrow (Gy) Note: All data based on 30mCi 177 LuDOTA diagnostic dose; Gy represents absorbed dose Patient 21 (NA): Patient had tumor uptake, but lesions too close to heart for dosimetry analysis Patient 18 (pending analysis): data evaluation on hold, pending receipt of target lesion documentation Analysis completed with OLINDA/EXM 2.2 Software

Per Expanded Evaluation: 16 of 22 Patients Showed Tumor Uptake, Largely Presenting with Increased Gray per Tumor

Analysis completed with Torch® Software

	Patient 003	Patient 005	Patient 008	Patient 009	Patient 011	Patient 016	Patient 018	Patient 019
Cohort	2	3	3	3	4	5	6	6
GD2-SADA protein dose (mg/kg)	0.3	1.0	1.0	1.0	3.0	1.0	1.0	1.0
Clearance Interval (days)	2	5	5	5	5	4	3	3
Diagnosis	Osteo-sarcoma	Osteo-sarcoma	Synovial Sarcoma	Uveal Melanoma	Leyomyo-sarcoma	Uveal Melanoma	Melanoma	Uveal Melanoma
Tumor (Gy) SPECT/CT	0.40-1.10	0.06-0.30	0.30	0.30	0.08-0.20	0.04-0.30	0.20	0.10-0.80
Kidney (Gy)	1.0/1.5	0.30/0.10	0.30/0.30	0.30/0.40	0.90/0.80	0.2/0.2	0.20/0.20	1.70/1.80
Spleen	0.50	0.10	0.20	0.20	0.30	0.10	0.10	0.90
Lumbar Marrow (Gy)	0.20	0.07	0.10	0.10	0.01	0.08	0.04	0.03

	Patient 021	Patient 004	Patient 006	Patient 013	Patient 014	Patient 015	Patient 017	Patient 022
Cohort	6	2	3	4	4	5	5	6
GD2-SADA protein dose (mg/kg)	1.0	0.3	1.0	3.0	3.0	1.0	1.0	1.0
Clearance Interval (days)	3	2	5	5	5	4	4	3
Diagnosis	Cutaneous Melanoma	Small Cell Lung Cancer	Pleomorphic Liposarcoma	Cutaneous Melanoma	Ewing Sarcoma	Neuro-sarcoma	Uveal Melanoma	Osteo-sarcoma
Tumor (Gy) SPECT/CT	Pending Analysis	0.20	0.001-0.011	0.08-0.10	0.10-0.20	0.05-0.10	0.20-0.40	0.10-1.0
Kidney (Gy)	Pending Analysis	0.80/0.80	0.01/0.01	0.6/0.50	0.30/0.40	0.30/0.30	0.20/0.20	Pending Analysis
Spleen	Pending Analysis	0.40	0.01	0.20	0.30	0.10	0.20	Pending Analysis
Lumbar Marrow (Gy)	Pending Analysis	0.20	0.002	0.10	0.20	0.10	0.20	Pending Analysis

Per protocol analysis set (Patients 003–021)

Expanded analysis set (Patients 003–022)

Note: All data based on 30mCi ^{177}LuDOTA diagnostic dose; Gy represents absorbed dose; column colors represents cohorts
Patient 21 (pending analysis): positive tumor uptake confirmed, dosimetry calculations on hold pending receipt of additional imaging data (CT scan)
Patient 22 (pending analysis): organ analysis pending receipt of additional site images (planar/SPECT)

Y-mAbs Therapeutics, Inc.
33

34 Per Expanded Evaluation : 16 of 22 Patients Showed Tumor Uptake, Largely Presenting with Increased Gray per Tumor Patient 022 Patient 017 Patient 015 Patient 014 Patient 013 Patient 006 Patient 004 Patient 021 Patient 019 Patient 018 Patient 016 Patient 011 Patient 009 Patient 008 Patient 005 Patient 003 6 5 5 4 4 3 2 6 6 6 5 4 3 3 3 2 Cohort 1.0 1.0 1.0 3.0 3.0 1.0 0.3 1.0 1.0 1.0 1.0 3.0 1.0 1.0 1.0 0.3 GD2 - SADA protein dose (mg/kg) 3 4 4 5 5 5 2 3 3 3 4 5 5 5 5 2 Clearance Interval (days) Osteo - sarcoma Uveal Melanoma Neuro - sarcoma Ewing Sarcoma Cutaneous Melanoma Pleomorphic Liposarcoma Small Cell Lung Cancer Cutaneous Melanoma Uveal Melanoma Melanoma Uveal Melanoma Leyomyo - sarcoma Uveal Melanoma Synovial Sarcoma Osteo - sarcoma Osteo - sarcoma Diagnosis 0.10 - 1.0 0.20 - 0.40 0.05 - 0.10 0.10 - 0.20 0.08 - 0.10 0.001 - 0.011 0.20 Pending Analysis 0.10 - 0.80 0.20 0.04 - 0.30 0.08 - 0.20 0.30 0.30 0.06 - 0.30 0.40 - 1.10 Tumor (Gy) SPECT/CT Pending Analysis 0.20/0.20 0.30/0.30 0.30/0.40 0.6/0.50 0.01/0.01 0.80/0.80 Pending Analysis 1.70/1.80 0.20/0.20 0.2/0.2 0.90/0.80 0.30/0.40 0.30/0.30 0.30/0.10 1.0/1.5 Kidney (Gy) Pending Analysis 0.20 0.10 0.30 0.20 0.01 0.40 Pending Analysis 0.90 0.10 0.10 0.30 0.20 0.20 0.10 0.50 Spleen Pending Analysis 0.20 0.10 0.20 0.10 0.002 0.20 Pending Analysis 0.03 0.04 0.08 0.01 0.10 0.10 0.07 0.20 Lumbar Marrow (Gy) Tumor Uptake by Tumor Type (N = 22) 8/11 (3/3) Sarcoma All (Osteosarcoma) 7/8 Melanoma 1/1 Small Cell Lung Cancer (SCLC) 0/2 Neuroblastoma (NB) Per protocol analysis set Expanded analysis set Analysis completed with Torch® Software Note: All data based on 30mCi 177 LuDOTA diagnostic dose; Gy represents absorbed dose; column colors represents cohorts Patient 21 (pending analysis ): positive tumor uptake confirmed, dosimetry calculations on hold pending receipt of additional imaging data (CT scan ) Patient 22 (pending analysis): organ analysis pending receipt of additional site images (planar/SPECT)

Protocol Artificially Restrained Tumor Selection and Resulted in Additional Tumors with Dose Uptake Excluded from Evaluation

Positive Patient: Nontarget Lesion with Uptake


Sagittal
Transverse
Coronal

Patient 100-47-1001-011: Cohort 5, 1 mg/kg GD2-SADA + 3-day clearance interval, Uveal Melanoma

Patient continued onto Therapy stage as other target lesions showed uptake

Negative Patient: Nontarget Lesion with Uptake


Sagittal
Transverse
Coronal

Patient 100-48-1001-001: Cohort 4, 3 mg/kg GD2-SADA + 5-day clearance interval, Cutaneous Melanoma

Patient stopped at Imaging stage because uptake was on non-target lesions

mAbs Therapeutics, Inc. 35

36 Implication to Platform 1001 Part A – Key Learning Accelerate trial with parallel cohorts, single variable modifications; leverage protein PK to determine dosing interval FiH demonstration of SADA shown to be safe and well tolerated with predictable PK* 1 Utilize central review of Nuclear Images to identify and assess all tumors Target lesions were selected via anatomical imaging (CT) and qualitatively assessed for uptake at local site (up to 5) 2 Rapid standard - of - care dosimetry will be utilized in future trials to optimize and adapt study design Imaging data provided opportunities for improved turn - around 3 Optimizing GD2 - SADA - 177 LuDOTA is required Dosimetry indicated we did not reach optimal therapeutic index 1 2 3 Future Trials Will Leverage Key Learning From Part A to Improve Quality of Study Data and Collection Timelines * Per protocol/cohorts tested 4

37 Today’s Agenda: Three Key Radiopharmaceutical Updates 1. Trial 1001 Part A – Complete 2. Key Learnings from Molecule Optimization Studies 3. Expanded Development Pipeline Y - mAbs Development

38 Two Studies Were Conducted in Q1 2025 to Evaluate GD2 - SADA Complex and Identify Opportunities to Improve Tumor Uptake Current Molecule Improved Molecule Y - mAbs 20 pmole (DOTA) Current Molecule Improved Molecule TUMOR KIDNEY Y - mAbs 20 pmole (DOTA) Current Molecule Improved Molecule TUMOR Y - mAbs 20 pmole (DOTA) Current Molecule Improved Molecule KIDNEY Study 1: GD2, 177 Lu, Neuroblastoma Model (2, 24, 48, 96 hr ) 1 Study 2: GD2, Ac225, SCLC Model (2, 24, 48, 96 hr ) 2 1. MSKCC GD2 - SADA Comparison, Q1’25; (Note: improved molecule includes his tag on the GD2 - SADA which was deemed not meaningful t o study results based on testing of other cohort permutations) 2. Minerva Imaging. GD2 SCLC Study with Ac225 Q1’25 Improved Tumor Uptake (~465% vs ~275% ID/g AUC) 1 Improved Tumor Uptake (660% vs 130% ID/g AUC) 2

39 Improved Molecule W ill C onsist of a New Radiohapten and Modified S pecific A ctivity No Change Necessary Change to New Proprietary Radiohapten Change to low Specific Activity (SA) / High Mass No change enables use of existing manufactured protein x Formulation 177 Lu - DOTA Protein Improved tumor uptake over 96 hours Additional studies underway to identify optimal mass levels

40 New Radiohapten Expands Access to a Range of Isotopes with Theranostic Applications, Including Alphas and PET Proprietary R adiohapten creates a “universal linker” to accommodate all payloads with picomolar affinity to anti - DOTA in SADA BsAB (with rapid clearance into the urine) NEW - Proprietary Radiohapten, “PROTEUS” M= • 225 Ac (alpha) • 212 Pb (alpha) • 177 Lu (beta) (SPECT) • 90 Y (beta) • 86 Y (PET) • 89 Zr (PET) • 111 In (SPECT) M Currently In GMP Manufacturing for Clinical Trials

The Improved Molecule Will be Incorporated into a Bridge Study in 1H 2026* Through a Proposed Amendment** to the Current IND

Trial 1001 Bridge Study (Phase 1, Part 2A)

- Confirm safety of new Radiohapten in humans
- Assess impact of Radiohapten and mass dose on therapeutic index
- Optimize clearance intervals (longer retention on tumor)

1H 2026 – 2H 2026*

Trial 1001 Part B ^{177}Lu Dose Escalation Trial (Phase 1/2)

- Identify MTD of Lutetium
- Explore OS, PFS, and other efficacy endpoints
- Inform patient selection with GD2-PET imaging

1H 2027 – 2H 2027*

** Anticipated timing*
*** New IND vs. Amendment pending FDA feedback; recommendation for new IND may incur delay of 2-3 months.*

Y-mAbs Therapeutics, Inc.
41

42 Today’s Agenda: Three Key Radiopharmaceutical Updates 1. Trial 1001 Part A – Complete 2. Key Learnings from Molecule Optimization Studies 3. Expanded Development Pipeline Y - mAbs Development

We Conducted a Systemic Evaluation to Identify Optimal Targets for the Y-mAbs Platform and Narrowed Selection in 3 Phases



Broad Target Universe
(~1,200)
1
Initial refinement – Cancer types of interest
(24 cancer types)
• Incidence Rates
• Unmet Need
• Radiation Sensitive
2
Second refinement – Tumor Refinement
(675 in-scope targets)
• Cellular Localization
• Tumor Expression
• Healthy Tissue Expression
3
Assessment with target prioritization framework
(45 shortlisted targets)
• Market Opportunity
• Competitive Intensity
• Risk-Balanced Platform
15 Prioritized Targets Staged over Few Years

Y-mAbs Therapeutics, Inc. 43

44 The Targets Were Phased Across 3 Years, with the Early Years Focused on Derisking the Innovative Platform …and strategic diversification of pipeline expansion Gastrointestinal Lung Women’s Cancers Targets are Focused on Three Franchise Opportunities 2027 2026 2025 e.g. SCLC, NSCLC, TNBC, Ovarian, Gastric, Pancreatic, mCRC Good Fit, Good Validation Large Market, Novel Target Large Market, Strong Competition

Our Radiopharmaceutical Pipeline

THERAPEUTIC PIPELINE

		Asset	Isotope	R&D	Preclinical	Phase 1	Phase 2
GD2	R/R SCLC, Sarcoma, Malignant Melanoma, HR Neuroblastoma	GD2-SADA-^{177}Lu-Proteus	^{177}Lu				
CD38	R/R Non-Hodgkin Lymphoma	CD38-SADA	^{177}Lu				
Undisclosed	Colorectal Cancer	Antibody	Ac225				
Undisclosed	Lung, TNBC, Ovarian, Gastro	Antibody	Alpha/Beta				
Undisclosed	Solid Tumors	Antibody	Alpha/Beta				

MOLECULAR IMAGING PIPELINE

		Asset	Isotope	R&D	Preclinical	Phase 1	Phase 2
GD2	R/R SCLC, Sarcoma, Malignant Melanoma, HR NB, Osteosarcoma	^{89}Zr-DFO-naxitamab	^{89}Zr				
Undisclosed	Colorectal Cancer	Undisclosed	^{89}Zr (^{64}Cu)				
Undisclosed	Lung, TNBC, Ovarian, Gastro	Undisclosed	Undisclosed				
Undisclosed	Solid Tumors	Undisclosed	Undisclosed				

Y-mAbs Therapeutics, Inc.
45

Radiopharmaceuticals: Multiple Potential High Value Inflection Points Anticipated Ahead

Increasing commitment, capabilities, and leadership in Radiopharmaceuticals

2024

- ☑ Increased organizational focus on Radiopharmaceuticals
- ☑ New Executive Team appointed with deep Radiopharma expertise

2025

- ☑ Realignment into two business units: DANYELZA and Radiopharmaceuticals
- ☑ CD38-SADA FPI in 1H 2025
- ☑ **GD2-SADA Trial 1001 Part A Data Readout**
- ☐ GD2-Diagnostic IND Submission in 2H 2025

2026

- ☐ GD2-Diagnsotic FPI 1H 2026
- ☐ GD2-SADA 1001 IND Amendment* 1H 2026
- ☐ Initiate GD2-SADA Bridge Study with new Radiohapten in 1H 2026
- ☐ **Trial 1001 Bridge Study Data Readout with new Radiohapten in 2H 2026**

2027

- ☐ Initiate Dose Escalation Study (Trial 1001, Part B) in 1H 2027
- ☐ Initiation of GD2-SADA Pediatric Study (Trial 1002) in 1H 2027
- ☐ **GD2-SADA Pediatric Trial (Trial 1002) Data Readout in 2H 2027**
- ☐ **GD2-SADA Dose Escalation Study (Trial 1001, Part B) Data Readout in 2H 2027**
- ☐ **NEW TARGET: IND submission (mCRC) in 1H 2027**
- ☐ **NEW TARGET: FPI New Therapeutic (mCRC) 2H 2027**

* New IND vs Amendment pending FDA feedback; recommendation for new IND may incur delay of 2-3 months

Y-mAbs Therapeutics, Inc.
46

47 In Conclusion: Recent Insights Will Be Scaled Across the Platform GD2 - SADA Protein is safe and well - tolerated Protein PK and dosing interval optimize the Therapeutic Index New Universal Radiohapten expected to modularize the platfor m, allow for multiple isotopes, and improve tumor retention New targets expand value opportunity by addressing large unmet medical needs Safe platform, predictable PK and improved operations will accelerate development

Q&A 48

Thank You 49